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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
Ciprico Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CIPRICO INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

    The Annual Meeting of Shareholders of Ciprico Inc. will be held on Thursday, January 24, 2002 at 3:30 p.m. (CST), at the Radisson Plaza Hotel, 35 South Seventh Street, Minneapolis, Minnesota, for the following purposes:

  1.
  To set the number of directors at six (6).

  2.
  To elect two Class II directors for the ensuing year.

  3.
  To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

    Only shareholders of record at the close of business on December 10, 2001, are entitled to notice of and to vote at the meeting or any adjournment thereof.

    Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.

BY ORDER OF THE BOARD OF DIRECTORS
ROBERT H. KILL President and Chief Executive Officer
Plymouth, Minnesota December 21, 2001

CIPRICO INC.

ANNUAL MEETING OF SHAREHOLDERS
JANUARY 24, 2002

PROXY STATEMENT

INTRODUCTION

    Your Proxy is solicited by the Board of Directors of Ciprico Inc. ("the Company") for use at the Annual Meeting of Shareholders to be held on January 24, 2002, at the location and for the purposes set forth in the notice of meeting, and at any adjournment thereof.

    The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

    Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

    The mailing address of the principal executive office of the Company is 2800 Campus Drive, Plymouth, Minnesota 55441. The Company expects that this Proxy Statement, the related proxy and notice of meeting will first be mailed to shareholders on or about December 21, 2001.

OUTSTANDING SHARES AND VOTING RIGHTS

    The Board of Directors of the Company has fixed December 10, 2001, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on December 10, 2001, 4,931,503 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

PRINCIPAL SHAREHOLDERS

    The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of the dates indicated in the respective footnotes to the table. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED		PERCENT OF CLASS
Perkins Capital Management, Inc. 730 E. Lake Street Wayzata, MN 55391	545,250	(1)	11.1%
Heartland Advisors, Inc. 789 North Water Street Milwaukee, WI 53202	484,000	(1)	9.8%
Dimensional Fund Advisors, Inc. 1299 Ocean Avenue Santa Monica, CA 90401	364,225	(1)	7.4%
Laurence W. Lytton 28 Sherwood Place Scarsdale, NY 10583	261,850	(2)	5.3%

(1)
Such shares were owned as of September 30, 2001 according to a report provided to the Company by Nasdaq.

(2)
Such shares were owned as of the most recent 13G filing with the SEC.

MANAGEMENT SHAREHOLDINGS

    The following table sets forth the number of shares of Common Stock beneficially owned as of December 10, 2001 by each executive officer of the Company named in the Summary Compensation Table, by each current director and nominee for director of the Company and by all directors and executive officers (including the named individuals) as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

NAME OF DIRECTOR/NOMINEE OR IDENTITY OF GROUP	NUMBER OF SHARES BENEFICIALLY OWNED		PERCENT OF CLASS (1)
Robert H. Kill	132,987	(2)	2.7%
William N. Wray	51,000	(3)(4)	1.0%
Robert G. Brown	42,337	(5)	*
Stephen R. Hansen	37,985	(6)	*
Thomas F. Burniece	33,000	(4)(7)	*
Thomas S. Wargolet	13,500	(8)	*
Bruce J. Bergman	12,000	(7)	*
James W. Hansen	9,000	(4)(9)	*
Mark D. Griffiths	5,500	(4)(10)	*
Thomas G. Hudson	—	(4)	—
All officers and directors as a Group (10 persons)	337,309	(11)	6.5%

*
Less than 1%

(1)
Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of December 10, 2001, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2)
Amount includes 20,000 shares held by Mr. Kill's wife and 53,750 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 10, 2001.

(3)
Amount includes 42,000 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 10, 2001.

(4)
Does not include an option for 6,000 shares which will be granted to such individual as of the date of the Annual Meeting and which will become exercisable as of the date of the Company's 2003 Annual Meeting pursuant to an automatic grant under the Company's 1999 Amended and Restated Stock Option Plan.

(5)
Amount includes 34,250 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 10, 2001.

(6)
Amount includes 24,375 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 10, 2001.

(7)
Such shares are not currently outstanding but are purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 10, 2001.

(8)
Amount includes 12,500 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 10, 2001.

(9)
Amount includes 5,000 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 10, 2001.

(10)
Amount includes 4,500 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 10, 2001.

(11)
Amount includes 221,375 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 10, 2001.

ELECTION OF DIRECTORS
(PROPOSALS #1 AND #2)

GENERAL INFORMATION

    The Certificate of Incorporation and Bylaws of the Company provide that the Board of Directors shall consist of not less than three directors and not more than six directors, that the number of directors to be elected shall be determined by the shareholders at each annual meeting, and that the number of directors may be increased by the Board between annual meetings. The Certificate of Incorporation also provides for the election of three classes of directors with terms staggered so as to require the election of only one class of directors each year. Only directors who are members of Class II will be elected at the Annual Meeting. Directors who are members of Classes I and III will continue to serve for the terms for which they were previously elected. The Board recommends that the number of directors be set at six and that two Class II directors be elected at the Annual Meeting. Bruce J. Bergman, currently a Class II director, has indicated he does not wish to stand for re-election. The Board of Directors nominates Thomas F. Burniece for re-election and Thomas G. Hudson for election as a Class II director. If elected, Messrs. Burniece and Hudson will each serve for a three-year term as a Class II director and until his successor has been duly elected and qualified. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting is required to set the number of directors at six.

    Unless authority is withheld, the proxies solicited hereby will be voted for the election of each of Thomas F. Burniece and Thomas G. Hudson as a director for a term of three years. If, prior to the meeting, it should become known that any Class II nominee will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that either nominee will be unable to serve. The election of directors is decided by a plurality of the votes cast. Following is information about the nominees and all other directors of the Company whose terms continue beyond the Annual Meeting.

    Robert H. Kill (Class III, term ending at 2003 Annual Meeting), age 54, has been President and Chief Executive Officer of the Company since March 1988, Chairman of the Board from June 1996 to November 2000, and a director since September 1987. Mr. Kill was Executive Vice President of the Company from September 1987 to March 1988, Secretary from September 1987 to July 1988 and from November 1989 to October 1993, and Vice President and General Manager from August 1986 to September 1987. Mr. Kill held several marketing and sales positions at Northern Telecom, Inc. from 1979 to 1986, his last position being Vice President, Terminals Distribution.

    William N. Wray (Class I, term ending at 2004 Annual Meeting), age 73, has been a director of the Company since July 1993. Prior to his retirement in 1988, Mr. Wray held various management positions at Honeywell, Inc., the most recent being Executive Vice President of Honeywell Information Systems (from 1985 to 1987) and Executive Vice President of Corporate Marketing (from 1987 to 1988).

    Thomas F. Burniece (Class II, term ending at 2002 Annual Meeting), age 60, has been a director of the Company since November 1999, and Chairman of the Board since November 2000. Mr. Burniece has been owner and President of Thomas Burniece Consulting, a firm offering technical marketing and management consulting services across a wide range of high technology markets, for more than seven years. Mr. Burniece is currently a partner of In-fusion, LLC, a consulting firm specializing in business development for companies in the networked storage market. He was Chief Executive Officer from April 1997 until December 2000 of Voelker Technologies, Inc., a startup company developing an intelligent physical layer switching product. In addition, in June 1998 he co-founded and served as the original Chief Executive Officer of Rutilus Software, Inc., and served as a director until May 2001. Rutilus is a startup company developing a unique, centrally-managed approach to the backup of network-attached desktop computers. Mr. Burniece also serves as a director for Intoto, Inc., a private company developing real-time software, and as an advisor to several other small private companies in the networked storage market.

    James W. Hansen (Class I, term ending at 2004 Annual Meeting), age 46, was elected a director of the Company in April 2001. Mr. Hansen has been President, CEO, and Treasurer of E.mergent Incorporated since November 1996 and Chairman of the Board of Directors since May 29, 1997. Mr. Hansen holds bachelor degrees in Physiology and Physics Education from the University of Minnesota and an MBA in Finance from the University of St. Thomas. From 1979 to 1983, Mr. Hansen was a teacher and management consultant. From 1983 to 1986 he was Vice President of Apache Corporation, a NYSE-traded oil and gas exploration company. From 1986 to 1992 he was Senior Vice President and General Manager of the pension division of Washington Square Capital, a Reliastar Company, a NYSE-traded financial services company now known as ING Reliastar. Since 1992 Mr. Hansen has served as an investor, Director, President or Vice President of several private companies in medical services and technology. He serves as a Director of Medtox Scientific (AMEX;TOX), and UBIQ, Inc. and has taught in the MBA program at the University of St. Thomas since 1984.

    Mark D. Griffiths, (Class III, term ending at 2003 Annual Meeting), age 41, was elected a director of the Company in May 2001. Mr. Griffiths most recently was the Vice President of Corporate Marketing for VERITAS Software. He was with VERITAS from May of 1997 through October 2001, where he held various positions in marketing and business development. Prior to joining VERITAS Software, Mr. Griffiths also held the position of Director of Product Marketing for the internet division of Cisco Systems from September 1996 to May 1997. Prior to Cisco, Mr. Griffiths spent nine years at Novell Inc., his latest position as the Director of Marketing for Novell's Internet Commerce Division.

    Thomas G. Hudson, (nominee for Class II), age 54, has served as President and Chief Executive Officer of Computer Network Technology Corporation since June 1996 and as Chairman of the Board since May 1999. Mr. Hudson has also served as acting general manager of Propelis Software, Inc. since November 1999. From 1993 to June 1996, Mr. Hudson served as Senior Vice President of McGraw Hill Companies, a leading information services provider, serving as General Manager of its F.W. Dodge Division, and as Senior Vice President, Corporate Development. From 1968 to 1993, Mr. Hudson served in a number of management positions at IBM Corporation, most recently as Vice President Services section Division. Mr. Hudson's IBM career included varied product development, marketing and strategic responsibilities for IBM's financial services customers and extensive international and large systems experience. He is a graduate of the University of Notre Dame and New York University. Mr. Hudson attended the Harvard Advanced Management Program in 1990.

    There are no arrangements or understandings between any of the directors or any other person (other than arrangements or understandings with directors acting as such) pursuant to which any person was selected as a director or nominee of the Company. There are no family relationships among the Company's directors.

COMMITTEE AND BOARD MEETINGS

    The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee members during fiscal 2001 were Bruce J. Bergman and James W. Hansen. This committee is responsible for reviewing the Company's internal audit procedures and quarterly and annual financial statements, reviewing with the Company's independent accountants the results of the annual audit, and implementing and monitoring the Company's cash investment policy. The Audit Committee met two times during fiscal 2001.

    The Compensation Committee members are William N. Wray and Mark D. Griffiths. The Compensation Committee recommends to the Board of Directors from time to time the salaries and other compensation to be paid to executive officers of the Company and administers the Company's stock option and restricted stock plans. The Compensation Committee met once during fiscal 2001.

    The Board and Committee members often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board and Committee action by unanimous written consent of all Board or Committee members, in accordance with Delaware law, rather than hold formal meetings. During fiscal 2001, the Board of Directors held six meetings. Each incumbent director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

DIRECTORS FEES

    Directors who are not employees of the Company receive $1,000 for each Board meeting attended. In addition, under the terms of the Company's 1999 Amended and Restated Stock Option Plan, each non-employee director who is elected or re-elected to the Board, or whose term of office continues after an annual meeting of shareholders, will receive a seven-year option for 6,000 shares at an exercise price equal to the closing price of the Company's Common Stock on the date of grant, exercisable one year from the date of grant if the director has continued to serve on the Board throughout such period. On January 27, 2001, Messrs. Bergman, Burniece, and Wray each received an option to purchase 6,000 shares at $11.00 per share. In connection with their initial election to the Board, on April 6, 2001, James W. Hansen received an option to purchase 5,000 shares at $7.625 per share and on May 5, 2001, Mark D. Griffiths received an option to purchase 4,500 shares at $7.170 per share. Such options will become exercisable on January 24, 2002.

CERTAIN TRANSACTIONS

    Mr. Burniece has an arrangement with the Company to provide consulting services. During fiscal 2001 the Company paid Mr. Burniece $90,000 for such services.

AUDIT COMMITTEE REPORT

    The Board of Directors maintains an Audit Committee, which is currently comprised of two of the Company's outside directors. The Board of Directors intends to appoint another outside director to the Audit Committee. Following the appointment of a third outside director, the Board of Directors and the Audit Committee believe that the Audit Committee's member composition will satisfy the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4310(c)(26)(B)(i), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

    In accordance with its written charter adopted by the Board of Directors (which was set forth in Appendix A to the proxy statement furnished in connection with the Company's 2001 annual meeting), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

  (1)
  reviewed and discussed the audited financial statements with management;

  (2)
  met with auditors independent of management prior to and subsequent to the completion of the audit fieldwork, to review planning and results of the audit;

  (3)
  discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

  (4)
  reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

    Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001, as filed with the Securities and Exchange Commission.

MEMBERS OF THE FISCAL 2001 AUDIT COMMITTEE: Bruce J. Bergman and James W. Hansen.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    Compensation Committee Interlocks and Insider Participation. The Compensation Committee of the Board of Directors of the Company is currently composed of directors William N. Wray and Mark D. Griffiths. None of the members of the Committee is an employee or officer of the Company and none is affiliated with any entity other than the Company with which an executive officer of the Company is affiliated.

    Overview and Philosophy. The Company's executive compensation program is comprised of base salaries, annual and quarterly performance bonuses, long-term incentive compensation in the form of stock options and restricted stock grants and various benefits, including the Company's savings plan and employee stock purchase plan in which all qualified employees of the Company participate. In addition, the Compensation Committee from time to time may award special cash bonuses, stock options and restricted stock grants in connection with new hiring, promotions or non-recurring, extraordinary performance.

    The Compensation Committee has followed a policy of paying annual base salaries which are on the moderate side of being competitive in its industry and of awarding cash bonuses based on achievement of operating profit goals and secondarily on achievement of revenue goals. If minimum operating profit goals are achieved, the officer receives a cash bonus in an amount equal to the percentage of goal achieved multiplied by the established target bonus which is a minimum of 30% and a maximum of 150% of annual base salary. The goals are established annually by the Compensation Committee and the President of the Company. The Company does not have formal employment agreements with any of its officers.

    The Company's executive officers participate in the Company's stock option and restricted stock plans as well as the management cash bonus plan described above. Cash bonuses earned by executive officers in fiscal 2001 are set forth in the Summary Compensation Table.

    General. The Company provides medical and insurance benefits to its executive officers which are generally available to all Company employees. The Company has a savings plan in which all qualified employees, including the executive officers, may participate. Each year the Company contributes to the savings plan an amount equal to two percent of gross wages for each employee who contributes four percent and the Company may contribute an additional two percent of gross wages based on the operating profit of the Company for the fiscal year and plan contributions by the individual employee. The amount of perquisites allowed to executive officers, as determined in accordance with rules of the Securities and Exchange Commission, did not exceed 10% of salary in fiscal 2001.

    Chief Executive Officer Compensation. Robert H. Kill served as the Company's Chief Executive Officer in fiscal 2001. His annual base salary and eligibility for a cash bonus was determined in accordance with the policies described above as applicable to all executive officers. His base salary was $195,000 for fiscal 2001. There were no bonuses paid nor stock options granted to Mr. Kill during fiscal 2001. Mr. Kill's participation in the bonus plan for fiscal 2002 will be 55% of his base salary.

    Summary. The Compensation Committee annually reviews its compensation policies but anticipates generally continuing its policy of paying relatively moderate base salaries, basing bonuses on specific revenue and operating profit goals and granting stock options and restricted stock to provide long-term incentives.

MEMBERS OF THE COMPENSATION COMMITTEE: William N. Wray and Mark D. Griffiths

SUMMARY COMPENSATION TABLE

    The following table sets forth information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and to the other executive officers whose total salary and bonus for fiscal 2001 exceeded $100,000.

							LONG-TERM COMPENSATION
		ANNUAL COMPENSATION					Awards
Name and Principal Position	Year	Salary ($)		Bonus ($)	Other Annual Compensation($)		Restricted Stock Award(s) ($)(1)	Securities Underlying Options (#)	All Other Compensation ($)(3)
Robert H. Kill, President and CEO	2001 2000 1999	195,000 193,333 175,000		— — 88,268	15,000 7,500 —	(2)	— — —	— 40,000 15,000	4,487 5,384 4,229
Thomas S. Wargolet Vice President—Finance and CFO (4)	2001	118,802		—	—		—	50,000	3,356
Stephen R. Hansen, Vice President—Strategic Product Development	2001 2000 1999	159,002 125,000 104,756		— 8,924 36,275	5,577 4,423 —	(2)	— 8,125	15,000 9,000 —	3,205 4,779 2,372
Robert G. Brown, Vice President—Sales (5)	2001 2000	204,379 174,970	(6)	— —	— —		— —	15,000 —	4,801 4,745

(1)
Aggregate shares of restricted stock held by the named executive officers at September 30, 2001 and the value of such shares on that date (based on a closing stock price of $4.496 per share) are as follows: Mr. Kill held 2,500 shares valued at $11,250.

(2)
Includes amount earned but not taken pursuant to Company's Paid Time Off policy.

(3)
Amounts reflect Company contributions to the Company's Savings Plan, a 401(k) plan.

(4)
Amounts for 1999 and 2000 are excluded for Mr. Wargolet as he joined the Company in 2001.

(5)
Amounts for 1999 are excluded for Mr. Brown as he did not serve as an executive officer for that year.

(6)
Includes commissions of $87,379.

OPTION GRANTS DURING 2001 FISCAL YEAR

    The following table sets forth information regarding stock options granted to the named executive officers during the fiscal year ended September 30, 2001. The Company has not granted stock appreciation rights.

						POTENTIAL REALIZABLE VALUE AT ASSUMED ANNUAL RATES OF STOCK PRICE APPRECIATION FOR OPTION TERM
	NUMBER OF SECURITIES UNDERLYING OPTIONS GRANTED (#)		% OF TOTAL OPTIONS GRANTED TO EMPLOYEES IN FISCAL YEAR
				EXERCISE OR BASE PRICE ($/SH)	EXPIRATION DATE
NAME						5% ($)	10% ($)
Robert H. Kill	—		—	N/A	N/A	N/A	N/A
Thomas S. Wargolet	50,000	(1)	11.7%	$7.250	01/02/06	100,152	221,310
Stephen R. Hansen	15,000	(1)	3.5%	$7.250	01/02/06	30,046	66,393
Robert G. Brown	15,000	(1)	3.5%	$7.250	01/02/06	30,046	66,393

(1)
Such option is exercisable annually as to 25% of the total number of shares, commencing January 02, 2002.

AGGREGATED OPTION EXERCISES DURING 2001 FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

    The following table provides information related to options exercised by the named executive officers during fiscal 2001 and the number and value of options held at fiscal year end.

NAME	SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ($)	NUMBER OF UNEXERCISED OPTIONS AT FY-END(#) EXERCISABLE/ UNEXERCISABLE	VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS AT FY-END ($) EXERCISABLE/ UNEXERCISABLE (1)
Robert H. Kill	—	N/A	46,250 / 85,000	— / —
Thomas S. Wargolet	—	N/A	— / 50,000	— / —
Stephen R. Hansen	—	N/A	18,375 / 42,000	— / —
Robert G. Brown	—	N/A	29,250 / 51,000	— / —

(1)
These amounts represent the difference between the exercise price of the in-the-money options and the market price of the Company's Common Stock on September 30, 2001. The closing price of the Company's Common Stock on that day on the Nasdaq Stock Market was $4.496. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

STOCK PERFORMANCE CHART

    The following chart compares the cumulative total shareholder return on the Company's Common Stock with the S&P SmallCap 600 Index and the Computers (Peripherals) Small Index. The comparison assumes $100 was invested on September 30, 1996 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

Company / Index	Base Period Sep96	Sep97	Sep98	Sep99	Sep00	Sep01
CIPRICO INC	100	75.6250	36.5625	55.6250	50.6250	22.4810
S&P SMALLCAP 600 INDEX	100	136.9681	111.3935	130.9287	162.5786	164.2038
COMPUTERS(PERIPHERALS)-SMALL	100	103.6655	46.2054	49.5234	47.7859	17.7693

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors of the Company, and persons who beneficially own more than 10 percent of the Company's outstanding shares of Common Stock, to file initial reports of ownership and reports of changes in ownership of securities of the Company with the Securities and Exchange Commission. Officers, directors and greater than 10 percent shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based upon a review of the copies of such reports furnished to or obtained by the Company and upon other information known to the Company, the Company believes that during the fiscal year ended September 30, 2001, all filing requirements applicable to its directors, officers or beneficial owners of more than 10% of the Company's outstanding shares of Common Stock were complied with except that James W. Hansen and Mark D. Griffiths were late in filing their Forms 3.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

    Grant Thornton LLP acted as the Company's independent accountants for the fiscal year ended September 30, 2001. The Company has not yet selected its independent auditors for the current fiscal year ending September 30, 2002. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at the meeting to respond to appropriate questions from the Company's shareholders.

    Audit Fees.  The aggregate fees billed by Grant Thornton LLP for professional services rendered in connection with the audit of the Company's annual financial statements for fiscal 2001 and reviews of the financial statements included in the Company's Forms 10-Q for fiscal 2001 were $42,750.

    Financial Information Systems Design and Implementation Fees.  Grant Thornton LLP did not bill any fees for financial information systems design and implementation services rendered to the Company during fiscal 2001.

    All Other Fees.  The aggregate fees billed by Grant Thornton LLP for all other non-audit services rendered to the Company during fiscal 2001, including fees for tax-related services, were $18,165.

    The Company's Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining Grant Thornton LLP's independence and has determined that such services have not adversely affected Grant Thornton LLP's independence.

OTHER BUSINESS

    Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

SHAREHOLDER PROPOSALS

    Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2003 annual meeting of shareholders must be received by the Company by August 19, 2002, to be considered for inclusion in the Company's proxy statement and related proxy for the next annual meeting.

    Also, if a shareholder proposal intended to be presented at the next annual meeting but not included in the Company's proxy statement and proxy is received by the Company after November 3, 2002, then management named in the Company's proxy form for the next annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy material.

ANNUAL REPORT TO SHAREHOLDERS

    A copy of the Company's Annual Report to Shareholders for the fiscal year ended September 30, 2001, accompanies this notice of meeting and Proxy Statement. No part of the Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

FORM 10-K

    THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBITS(S) SHOULD BE DIRECTED TO MR. THOMAS WARGOLET, VICE PRESIDENT OF FINANCE, AT THE COMPANY'S PRINCIPAL ADDRESS. THE COMPANY'S FORM 10-K MAY ALSO BE ACCESSED THROUGH THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV.

BY ORDER OF THE BOARD OF DIRECTORS
ROBERT H. KILL President and Chief Executive Officer

    Dated: December 21, 2001
                Plymouth, Minnesota

CIPRICO INC.

ANNUAL MEETING OF SHAREHOLDERS

JANUARY 24, 2002
3:30 PM

RADISSON PLAZA HOTEL
35 SOUTH SEVENTH STREET
MINNEAPOLIS, MN 55402

CIPRICO INC. 2800 CAMPUS DRIVE, PLYMOUTH, MINNESOTA 55441	proxy

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON JANUARY 24, 2002.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2, AND 3.

By signing the proxy, you revoke all prior proxies and appoint Robert H. Kill and Thomas S. Wargolet, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

V Please detach here V

The Board of Directors Recommends a Vote FOR Items 1, 2, and 3.

1.	Election of Class II directors:	01 Thomas F. Burniece 02 Thomas G. Hudson	/ /	Vote FOR all nominees (except as marked)		/ /	Vote WITHHELD for all nominees
To withhold authority to vote for any individual nominee, write the name of such nominee in the box at the right.
2.	Set the number of directors at six (6):		/ /	For	/ /	Against	/ /	Abstain
3.	OTHER MATTERS. In their discretion, the Proxies are to vote upon such other business as may properly come before the Meeting.		/ /	For	/ /	Against	/ /	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL, AND WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL NUMBER 3.

Address Change? Mark Box / / Indicate changes below:	Date

Signature(s) in Box
Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

QuickLinks

OUTSTANDING SHARES AND VOTING RIGHTS
PRINCIPAL SHAREHOLDERS
MANAGEMENT SHAREHOLDINGS
ELECTION OF DIRECTORS (PROPOSALS #1 AND #2)
AUDIT COMMITTEE REPORT
EXECUTIVE COMPENSATION
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT
OTHER BUSINESS
SHAREHOLDER PROPOSALS
ANNUAL REPORT TO SHAREHOLDERS
FORM 10-K